EXHIBIT 10.36
SIXTH AMENDMENT AND WAIVER TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This Sixth Amendment and Waiver to Amended and Restated Credit Agreement (the “Sixth Amendment” or “this Amendment”) is made and entered into effective as of the 23rd day of October, 2009 (the “Sixth Amendment Effective Date”), by and among ION GEOPHYSICAL CORPORATION, a Delaware corporation (the “Domestic Borrower”), ION INTERNATIONAL S.À R.L., a Luxembourg private limited company (société à responsabilité limitée), having its registered office at 65, Boulevard Grande — Duchesse Charlotte, L-1331 Luxembourg, with a share capital of EUR12,500, and registered with the Luxembourg Register of Commerce and Companies under the number B-135.679 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto, including Bank of China, New York Branch (the “New Lender”), which has become a Lender pursuant to this Amendment, and HSBC BANK USA, N.A., as administrative agent (the “Administrative Agent”).
RECITALS
     WHEREAS, the Borrowers, Guarantors, Administrative Agent and the Lenders party thereto immediately prior to the effectiveness of this Amendment (the “Existing Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of July 3, 2008, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Domestic Security Agreement dated as of September 17, 2008, that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 17, 2008, that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 29, 2008, that certain Fourth Amendment to Amended and Restated Credit Agreement and Foreign Security Agreement, Limited Waiver and Release dated as of December 30, 2008, and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 1, 2009 (and as otherwise amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”), by and among the Borrowers, the Guarantors, the Lenders and the Administrative Agent; and
     WHEREAS, the Borrowers have requested that the Existing Lenders and the Administrative Agent amend or waive certain provisions to the Credit Agreement, and said parties are willing to do so subject to the terms and conditions set forth herein, provided that the Domestic Borrower and Domestic Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party and the Foreign Borrower and Foreign Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, Borrowers, Guarantors, the Lenders party hereto (including the New Lender) and the Administrative Agent agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

     2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
     (a) Section 2.18 of the Credit Agreement is hereby amended by restating the first sentence of paragraph (a), and paragraphs (b), (c) and (f) in their entirety, each to provide as follows:
     “(a) If no Default or Event of Default shall have occurred and be continuing, the Borrowers may at any time during the Availability Period request an increase of the aggregate Revolving Loan Commitments by notice to the Administrative Agent in writing of the amount of such proposed increase (such notice, a “Commitment Increase Notice”); provided, however, that (i) the Revolving Loan Commitment of any Revolving Lender may not be increased without such Revolving Lender’s consent, (ii) the minimum amount of any such increase shall be $10,000,000, (iii) the aggregate amount of the Revolving Lenders’ Revolving Loan Commitments shall not exceed $140,000,000, and (iv) the aggregate principal amount of all Foreign Revolving Loans at any time outstanding, shall not exceed sixty percent (60%) of the total of all the Revolving Lenders’ Revolving Loan Commitments as such commitments are increased pursuant to this Section 2.18.
     (b) If any portion of the increased Revolving Loan Commitments is not subscribed for by such Revolving Lenders, the Borrowers may, in their sole discretion, but with the consent of the Administrative Agent as to any Person that is not at such time a Revolving Lender (which consent shall not be unreasonably withheld or delayed), offer to any existing Revolving Lender, or to any other Person approved by the Administrative Agent, the opportunity to participate in all or a portion of the increased Revolving Loan Commitments pursuant to paragraph (c) or (d) below, as applicable, by notifying the Administrative Agent. Promptly and in any event within five (5) Business Days after receipt of notice from the Borrowers of their desire to offer such unsubscribed commitments to certain existing Revolving Lenders, to the additional Persons identified therein or such additional Persons identified by the Administrative Agent and approved by the Borrowers, the Administrative Agent shall notify such proposed lenders of the opportunity to participate in all or a portion of such unsubscribed portion of the increased Revolving Loan Commitments.
     (c) Any Person that the Borrowers select to offer participation in the increased Revolving Loan Commitments shall execute and deliver to the Administrative Agent a New Lender Agreement setting forth its Revolving Loan Commitment, and upon the effectiveness of such New Lender Agreement such Person (a “New Lender”) shall become a Revolving Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and the signature pages hereof shall be deemed to be amended to add the name of such New Lender and Schedule 2.01 and the definition of Revolving Loan Commitment in Section 1.01 hereof shall be deemed amended to increase the aggregate Revolving Loan Commitments of the

Revolving Lenders by the Revolving Loan Commitment of such New Lender, provided that the Revolving Loan Commitment of any New Lender shall be an amount not less than $10,000,000. Each New Lender Agreement and Commitment Increase Agreement shall be irrevocable and shall be effective upon notice thereof by the Administrative Agent at the same time as that of all other New Lenders or increasing Revolving Lenders.
     (f) If any Person becomes a New Lender pursuant to Section 2.18(c) or any Revolving Lender’s Revolving Loan Commitment is increased pursuant to Section 2.18(d), additional Loans made on or after the effectiveness thereof (the “Re-Allocation Date”) shall be made pro rata based on their respective Revolving Loan Commitments in effect on or after such Re-Allocation Date (except to the extent that any such pro rata borrowings would result in any Revolving Lender making an aggregate principal amount of Loans in excess of its Revolving Loan Commitment, in which case such excess amount will be allocated to, and made by, such New Lender and/or Revolving Lenders with such increased Revolving Loan Commitments to the extent of, and pro rata based on, their respective Revolving Loan Commitments), and continuations of Loans outstanding on such Re-Allocation Date shall be effected by repayment of such Loans on the last day of the Interest Period applicable thereto or, in the case of ABR Loan, on the date of such increase, and the making of new Loans of the same Type pro rata based on the respective Revolving Loan Commitments in effect on and after such Re-Allocation Date.”
     (b) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 2.01 attached hereto.
     3. Waivers of Certain Provisions of Credit Agreement.
     (a) Subject to Section 8(b) of this Amendment, the Lenders hereby waive any Default or Event of Default caused by any failure by the Domestic Borrower and its Subsidiaries to comply with any or all of Sections 6.14, 6.15 and 6.16 of the Credit Agreement for each of the fiscal quarters ending September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, provided that the provisions of this Section 3(a) shall not in any way be construed to waive, nor shall this Amendment in any way serve as a waiver of, any other Default or Event of Default now or hereafter existing under the Credit Agreement or other Loan Documents, except as expressly set forth herein.
     (b) The Lenders hereby waive any and all provisions of the Credit Agreement (including, without limitation, Section 6.07 of the Credit Agreement) to the fullest extent necessary, if any, to permit the Domestic Borrower to issue and perform the terms of that certain Warrant to BGP Inc., China National Petroleum Corporation, a company organized under the laws of the People’s Republic of China (“BGP”), pursuant to which BGP, or its assignee, may acquire Equity Interests of the Domestic Borrower in accordance with, and pursuant to, the terms and conditions set forth therein, which terms shall be reasonably satisfactory to the Administrative Agent.

     (c) Each Existing Lender hereby waives any right of first refusal of such Existing Lender under Section 10.04(b)(ii)(E) of the Credit Agreement to purchase an assignment, in full or in part, by the New Lenders of its Revolving Loan Commitment and Revolving Credit Exposure to BGP.
     4. Increase in Commitments and Borrowing Request; Joinder of New Lender.
     (a) Commitment Increase and Notice. By its execution hereof, each of the Borrowers hereby notifies the Administrative Agent that the Borrowers request (i) an increase in the aggregate Revolving Loan Commitments by the amount of $40,000,000 (from $100,000,000 to $140,000,000) and (ii) that the New Lender join the Credit Agreement as a Lender with a Revolving Loan Commitment of $40,000,000 as set forth on Schedule 2.01 hereto. In lieu of delivering a separate Borrowing Request, the Domestic Borrower hereby requests that the New Lender make Revolving Loans under the Credit Agreement in an aggregate principal amount of $20,000,000, by not later than October 27, 2009, with such other administrative details as may be required under Section 2.03 of the Credit Agreement being set forth in a separate written notice delivered to the New Lender and the Administrative Agent. All parties hereto acknowledge that the maximum balance available to be requested by both Borrowers collectively under Section 2.18 of the Credit Agreement is now $0.
     (b) Consent of Administrative Agent. By its execution hereof, Administrative Agent consents to (i) the increase in the aggregate Revolving Loan Commitments by the amount of $40,000,000 and (ii) the joinder of the New Lender as a Lender under the Credit Agreement with a Revolving Loan Commitment of $40,000,000 set forth on Schedule 2.01 hereto.
     (c) Joinder of New Lender. By its execution hereof, New Lender hereby joins the Credit Agreement as a Lender and becomes a party to the Credit Agreement with a Revolving Loan Commitment of $40,000,000 as set forth on Schedule 2.01 hereto, with all of the duties, obligations, rights and privileges appurtenant thereto, including those specifically set forth in this Amendment. New Lender agrees that this Amendment constitutes the New Lender Agreement for purposes of the Credit Agreement. New Lender acknowledges that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to execute this Amendment and join the Credit Agreement as a Lender, (ii) it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder and (iii) it confirms receipt of the requests to make Revolving Loans set forth in Section 4(a) above.
     5. Acknowledgments of Administrative Agent and Existing Lenders Regarding Commitment Increase, Equity Conversion Rights of New Lender. By their execution hereof,

each of the Administrative Agent and each Existing Lender party hereto acknowledges and agrees that:
     (a) Section 4(a) of this Amendment shall be deemed to be a Commitment Increase Notice from the Borrowers with respect to the joinder of New Lender to the Credit Agreement with a Revolving Loan Commitment of $40,000,000;
     (b) this Amendment constitutes the New Lender Agreement with respect to the joinder of New Lender to the Credit Agreement with a Revolving Loan Commitment of $40,000,000;
     (c) each Existing Lender waives any rights of such Existing Lender under Section 2.18 of the Credit Agreement to any prior notice of the increase in the aggregate Revolving Loan Commitments, or to participate in the increase in the aggregate Revolving Loan Commitments, in each case, effectuated pursuant this Amendment;
     (d) notwithstanding anything to the contrary in Section 2.18 of the Credit Agreement, the New Lender shall not be required to advance the initial Revolving Loans requested under Section 4(a) above to the Domestic Borrower until October 27, 2009, provided that if the New Lender has not advanced such initial Revolving Loans to the Domestic Borrower on or before November 3, 2009, then this Amendment shall automatically terminate of its own accord pursuant to the provisions of Section 8(a) of this Amendment;
     (e) notwithstanding any provision of the Credit Agreement, the outstanding Revolving Loans of the New Lender may be converted in full or in part by the New Lender, or its designee or assignee, into common stock of the Domestic Borrower in accordance with the terms of the promissory notes issued to the New Lender by each of the Domestic Borrower and the Foreign Borrower, respectively, upon the effectiveness of this Amendment (and each such promissory note shall constitute a Note” for purposes of Section 2.08(h) of the Credit Agreement);
     (f) upon any conversion of outstanding Revolving Loans of the New Lender, the amount of the Revolving Loans owing by the Domestic Borrower or the Foreign Borrower, as applicable, to the New Lender shall be extinguished and deemed to be forgiven or repaid in a principal amount equal to the amount of the Revolving Loans converted, and the Domestic Borrower or the Foreign Borrower, as applicable, shall pay in cash to the New Lender or its assignee, all accrued, unpaid interest owing to the New Lender or its assignee in respect of the principal amount of Revolving Loans converted; and
     (g) upon any such conversion by the New Lender of its outstanding Revolving Loans into common stock of the Domestic Borrower, the Revolving Loan Commitment of the New Lender or its assignee shall be reduced by an amount equal to the principal amount of the Revolving Loans converted, Schedule 2.01 (as then in effect) shall be deemed to be automatically revised accordingly (and the Administrative Agent may distribute an updated Schedule 2.01 reflecting the reduction in the New Lender’s

Revolving Loan Commitment and the corresponding reduction in the aggregate Revolving Loan Commitments), and, to the extent that the Revolving Loan Commitment of the New Lender is reduced to $0, the New Lender shall, ipso facto, cease to be a Lender.
     6. Consent of the Borrowers, Administrative Agent and the Issuing Lenders Regarding Conversion of Revolving Loan Commitment of the New Lender. By their execution hereof, each of the Borrowers, the Administrative Agent and each Issuing Lender party hereto hereby consents under Section 10.04(b)(i) of the Credit Agreement to an assignment, in full or in part, by the New Lenders of its Revolving Loan Commitment and Revolving Credit Exposure to BGP.
     7. Conditions to Effectiveness. This Amendment shall be effective on the Sixth Amendment Effective Date upon satisfaction of each of the following conditions:
     (a) the Administrative Agent (or its counsel) shall have received from each of the Borrowers, the Guarantors, Existing Lenders constituting at least the Required Lenders (determined prior to, and without giving effect to, the New Lender having joined the Credit Agreement and the increase in the Revolving Loan Commitments effectuated pursuant to this Amendment) and the New Lender, either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
     (b) the Administrative Agent shall have received all amounts owing to it on or prior to the Sixth Amendment Effective Date, including payment of all other fees and reimbursement or payment of all legal fees and other expenses required to be reimbursed or paid by the Borrowers to the extent that invoices have been provided to the Borrowers;
     (c) the Administrative Agent shall have received evidence reasonably satisfactory to it that the Domestic Borrower and BGP, have entered into a certain term sheet (the “JV Term Sheet”) setting forth the terms of a transaction pursuant to which the Domestic Borrower and BGP, will directly or indirectly form a joint venture involving a substantial portion of the Domestic Borrower’s land-based seismic data acquisition equipment business, and certain related transactions, all on terms and conditions reasonably satisfactory to the Administrative Agent and Existing Lenders comprising not less than the Required Lenders;
     (d) the Administrative Agent shall have received all documents and other items that it may reasonably request relating to any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent; and
     (e) no Default or Event of Default shall exist.

     8. Conditions Subsequent.
     (a) The effectiveness of this Amendment shall automatically terminate and be of no further force and effect if the New Lender has not advanced to the Administrative Agent, all Revolving Loans to be made to either of the Borrowers pursuant to Section 4(a) hereof on or before November 3, 2009.
     (b) If the transactions contemplated by the JV Term Sheet are not consummated on or prior to March 31, 2010 (unless such date is extended by the parties hereto; provided that in no event shall such date be later than June 30, 2010), or are terminated prior to such date, the waivers of Sections 6.14, 6.15 and 6.16 set forth in Section 3(a) above for any period shall terminate and be rescinded sixty (60) days after receipt by the Domestic Borrower of written notice to that effect from the Administrative Agent.
     9. Representations and Warranties. Each Borrower and each Guarantor represents and warrants that the representations and warranties contained in the Credit Agreement and the other Loan Documents made by it are true and correct as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date. Each Borrower and each Guarantor also hereby confirm that this Amendment has been duly authorized by all necessary corporate action and constitutes the binding obligation of each of the Borrowers and the Guarantors, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights and remedies generally and to the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding at Law or in equity).
     10. Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrowers or Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents except as expressly stated herein. Except as expressly modified hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.
     11. Ratification. The Domestic Borrower and each Domestic Guarantor hereby confirm and ratify the Credit Agreement and each of the other Loan Documents to which it is a party, as amended hereby, and acknowledges and agrees that the same shall continue in full force and effect, as amended hereby and by any prior amendments thereto. The Foreign Borrower and each Foreign Guarantor hereby confirm and ratify the Credit Agreement and each of the other Loan Documents to which it is a party, as amended hereby, and acknowledges and agrees that the same shall continue in full force and effect, as amended hereby and by any prior amendments thereto.
     12. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, electronic or facsimile form and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     13. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment. References in this Amendment to an article or section number are to such articles or sections of this Amendment unless otherwise specified.
     14. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
     15. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to such state’s conflict of laws rules.
     16. Release by Borrowers and Guarantors. Each Borrower and each Guarantor does hereby release and forever discharge the Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever known to any Obligor, whether based on law or equity, which any of said parties has held or may now own or hold, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Credit Agreement, Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrowers or Guarantors or their representatives and the Agent and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives and, in either case, whether or not caused by the sole or partial negligence of any indemnified party. Such release, waiver, acquittal and discharge shall and does include any claims of any kind or nature which may, or could be, asserted by any of the Borrowers or Guarantors.
     17. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the day and year first above written.

DOMESTIC BORROWER: ION GEOPHYSICAL CORPORATION, a Delaware corporation
By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Senior Vice President, General Counsel and Corporate Secretary

FOREIGN BORROWER: ION INTERNATIONAL S.À R.L., a Luxembourg private limited liability company
By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Category A Manager
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

GUARANTORS OF DOMESTIC AND FOREIGN LOANS: GX TECHNOLOGY CORPORATION, a Texas corporation
By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Vice President

ION EXPLORATION PRODUCTS (U.S.A.), Inc., a Delaware corporation
By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Director

I/O MARINE SYSTEMS, INC., a Louisiana corporation
By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Vice President

[Signature page to Sixth Amendment and Waiver to Credit Agreement]

GUARANTORS OF FOREIGN LOANS: CONCEPT SYSTEMS LIMITED, a private limited company incorporated under the law of Scotland
By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Director

I/O CAYMAN ISLANDS, LTD, an Exempted Company incorporated in the Cayman Islands
By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Director

ION INTERNATIONAL HOLDINGS L.P., a Bermuda limited partnership
By:	ION Exploration Products (USA) Inc.,
a Delaware corporation, its General Partner

By:	/s/David L. Roland

Name: David L. Roland
Title: Director

SENSOR NEDERLAND B.V., a private company incorporated under the laws of The Netherlands
By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Director

[Signature page to Sixth Amendment and Waiver to Credit Agreement]

ARAM SYSTEMS CORPORATION, a Nova Scotia unlimited corporation
By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Vice President
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER: HSBC BANK USA, N.A.
By:	/s/ J. Gregory Davis
Name:	J. Gregory Davis
Title:	Senior Vice President
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

LENDER: HSBC BANK CANADA
By:	/s/ John Schmidt
Name:	John Schmidt
Title:	Account Manager, Energy Financing

By:	/s/ Kevin Bale
Name:	Kevin Bale
Title:	Assistant Vice President, Energy Financing
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

LENDER: ABN AMRO BANK N.V.
By:	/s/ Neil J. Bivona
Name:	Neil J. Bivona
Title:	Senior Vice President

By:	/s/ Parker H. Douglas
Name:	Parker H. Douglas
Title:	Senior Vice President
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

LENDER: CITIBANK, N.A.
By:	/s/ Faith E. Allen
Name:	Faith E. Allen
Title:	Senior Vice President
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

LENDER: WHITNEY NATIONAL BANK
By:	/s/ Douglas Webster
Name:	Douglas Webster
Title:	Banking Officer
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

LENDER: PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Holly Kay
Name:	Holly Kay
Title:	Vice President
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

LENDER: ABU DHABI INTERNATIONAL BANK INC.
By:	/s/ David J. Young
Name:	David J. Young
Title:	Vice President

By:	/s/ Nagy S. Kolta
Name:	Nagy S. Kolta
Title:	Executive Vice President
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

NEW LENDER: BANK OF CHINA, NEW YORK BRANCH
By:	/s/ William Warren Smith
Name:	William Warren Smith
Title:	Chief Lending Officer
[Signature page to Sixth Amendment and Waiver to Credit Agreement]

SCHEDULE 2.01
REVOLVING LOAN COMMITMENTS

Lender	Revolving Loan Commitments	Term Loan Commitments
HSBC Bank USA, N.A.	$19,090,909.09	$34,000,000

ABN AMRO Bank, N.A.	$19,090,909.09	$34,000,000

HSBC Bank Canada	$9,090,909.09	$30,000,000

Citibank, N.A.	$16,363,636.36	$7,000,000

Whitney National Bank	$13,636,363.64	$10,000,000

PNC Bank, National Association	$13,636,363.64	$10,000,000

Abu Dhabi International Bank Inc.	$9,090,909.09	$0

Bank of China, New York Branch	$40,000,000.00	$0

TOTAL	$140,000,000	$125,000,000
[Schedule 2.01]